UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Annual Report to Shareholders

DWS Dreman Small Cap Value Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

26 Financial Statements

30 Financial Highlights

35 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Tax Information

46 Investment Management Agreement Approval

51 Summary of Management Fee Evaluation by Independent Fee Consultant

56 Directors and Officers

60 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility and increase its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Class A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.21%, 2.03%, 1.96% and 0.87% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/08
DWS Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	-33.57%	-5.03%	4.01%	5.67%
Class B	-34.10%	-5.82%	3.11%	4.80%
Class C	-34.03%	-5.72%	3.24%	4.91%
Russell 2000® Index+	-37.46%	-10.13%	-1.65%	3.06%
Russell 2000® Value Index++	-33.61%	-9.54%	-.21%	5.80%
	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-33.29%	-4.67%	4.39%	7.79%
Russell 2000 Index+	-37.46%	-10.13%	-1.65%	4.40%
Russell 2000 Value Index++	-33.61%	-9.54%	-.21%	5.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/08	$ 22.95	$ 20.72	$ 21.07	$ 23.39
11/30/07	$ 39.01	$ 35.59	$ 36.11	$ 39.64
Distribution Information: Twelve Months as of 11/30/08: Income Dividends	$ .36	$ .04	$ .07	$ .48
Capital Gain Distributions	$ 3.97	$ 3.97	$ 3.97	$ 3.97
Class A Lipper Rankings — Small-Cap Core Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	93	of	776	12
3-Year	36	of	619	6
5-Year	20	of	481	5
10-Year	68	of	210	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/08
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,261	$8,074	$11,471	$16,365
	Average annual total return	-37.39%	-6.88%	2.78%	5.05%
Class B	Growth of $10,000	$6,415	$8,228	$11,569	$15,982
	Average annual total return	-35.85%	-6.29%	2.96%	4.80%
Class C	Growth of $10,000	$6,597	$8,381	$11,728	$16,145
	Average annual total return	-34.03%	-5.72%	3.24%	4.91%
Russell 2000 Index+	Growth of $10,000	$6,254	$7,258	$9,204	$13,517
	Average annual total return	-37.46%	-10.13%	-1.65%	3.06%
Russell 2000 Value Index++	Growth of $10,000	$6,639	$7,402	$9,893	$17,573
	Average annual total return	-33.61%	-9.54%	-.21%	5.80%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Small Cap Value Fund — Institutional Class [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended November 30
Comparative Results as of 11/30/08
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$667,100	$866,200	$1,239,900	$1,601,800
	Average annual total return	-33.29%	-4.67%	4.39%	7.79%
Russell 2000 Index+	Growth of $1,000,000	$625,400	$725,800	$920,400	$1,308,900
	Average annual total return	-37.46%	-10.13%	-1.65%	4.40%
Russell 2000 Value Index++	Growth of $1,000,000	$663,900	$740,200	$989,300	$1,358,400
	Average annual total return	-33.61%	-9.54%	-.21%	5.02%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.06% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/08
DWS Dreman Small Cap Value Fund	1-Year	3-Year	Life of Class*
Class S	-33.44%	-4.81%	-1.86%
Russell 2000 Index+	-37.46%	-10.13%	-6.34%
Russell 2000 Value Index++	-33.61%	-9.54%	-5.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/08	$ 23.21
11/30/07	$ 39.39
Distribution Information: Twelve Months as of 11/30/08: Income Dividends	$ .40
Capital Gain Distributions	$ 3.97
Class S Lipper Rankings — Small-Cap Core Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	90	of	776	12
3-Year	29	of	619	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Small Cap Value Fund — Class S [] Russell 2000 Index+ [] Russell 2000 Value Index++

Comparative Results as of 11/30/08
DWS Dreman Small Cap Value Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$6,656	$8,625	$9,319
	Average annual total return	-33.44%	-4.81%	-1.86%
Russell 2000 Index+	Growth of $10,000	$6,254	$7,258	$7,823
	Average annual total return	-37.46%	-10.13%	-6.34%
Russell 2000 Value Index++	Growth of $10,000	$6,639	$7,402	$7,967
	Average annual total return	-33.61%	-9.54%	-5.88%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of all dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2008 to November 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 660.20	$ 657.70	$ 658.10	$ 660.80	$ 661.70
Expenses Paid per $1,000*	$ 5.40	$ 8.79	$ 8.29	$ 4.82	$ 3.66
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,018.50	$ 1,014.40	$ 1,015.00	$ 1,019.20	$ 1,020.60
Expenses Paid per $1,000*	$ 6.56	$ 10.68	$ 10.08	$ 5.86	$ 4.45
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Small Cap Value Fund	1.30%	2.12%	2.00%	1.16%	.88%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Dreman Small Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Small Cap Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management L.L.C. ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $8.5 billion in assets as of November 30, 2008.

Portfolio Management Team

Dreman Value Management, L.L.C. is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager

• Began investment career in 1957.

• Joined the fund team in 2002.

• Founder, Dreman Value Management, L.L.C.

Mark Roach

Portfolio Manager

• Joined Dreman Value Management, L.L.C. in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products.

• Joined the fund team in 2006.

• Prior to that, Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006; security analyst from 1997 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

• BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.

Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the fund.

• Joined Dreman Value Management, L.L.C. in 2006.

• Joined the fund team in 2006.

• Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

• Over 20 years of investment industry experience.

• MS, Texas Tech University.

In the following interview, the portfolio management team discusses the market environment and performance of DWS Dreman Small Cap Value Fund for the 12 months ended November 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last 12 months?

A: In the mid-year report for this fund, we described the six-month period ended May 31, 2008, as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in equity and debt markets not only in the United States but throughout the world. Credit markets have become so intolerant of risk that they are essentially frozen. With businesses unable to get financing, capital goods manufacturers, especially the US auto companies, are in major trouble.

In an attempt to alleviate the financial crisis, the US government has taken unprecedented actions, including instituting temporary insurance on money market funds, expanding access by financial institutions to the US Federal Reserve Board (the Fed) and making direct investments in some financial institutions. Some large financial firms have been allowed to fail, while others have been rescued, and takeovers of others that were failing have been arranged.

In this very tough environment, markets have been extremely volatile, and all equity indices posted negative returns. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -38.86% for the 12 months ended November 30, 2008.1 The large-cap Russell 1000® Index posted a return of -38.98% for the period, while the small-cap Russell 2000® Index returned -37.46%.2

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

In the small-cap category, value stocks performed somewhat better than growth stocks: the return of the Russell 2000® Value Index was -33.61%, compared with -41.34% for the Russell 2000® Growth Index.3 Within the Russell 2000 Value Index, the weakest sector was consumer discretionary, down more than 60%; the strongest sector was utilities, down approximately 15%.

Q: How did the fund perform over this period?

A: The fund's return for the 12 months ended November 30, 2008, (Class A shares) was -33.57%, compared with a negative return of -33.61% for the Russell 2000 Value Index. This return places the fund above the average of its peer group of Lipper Small-Cap Core Funds, which had an average return of -39.76%.4 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US, formally known as the American Stock Exchange (AMEX) and Nasdaq.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 Lipper Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into an index or Lipper category.

Q: How is DWS Dreman Small Cap Value Fund managed?

A: Our management of the fund is based on the value-oriented principles that guide all the funds that Dreman manages. The fund seeks long-term growth of capital by investing in the stocks of small-cap companies that we believe are undervalued but have favorable prospects for appreciation. We define small-cap companies as those that have a market capitalization similar to the Russell 2000 Index, which had median market capitalization of $301 million as of November 30, 2008.

We begin the selection process by identifying small-cap stocks with below-market price-to-earnings ratios. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We assemble a portfolio of the most attractive stocks, drawing on analysis of the outlook for the economy as a whole and for various industries and sectors. We may favor securities from different sectors and industries at different times, while maintaining variety in terms of industries and companies represented.

We will normally sell a stock when it no longer qualifies as a small-cap company, when its price-earnings ratio rises above that of the Russell 2000 Index, or when fundamental factors change or we believe other investments offer better opportunities.

Q: What were the major determinants of the fund's performance?

A: The fund's performance relative to the benchmark benefited from underweight positions relative to the Russell 2000 Value Index in the consumer discretionary and financials sectors.5 Although the fund was overweight in financials relative to the index at the end of the period, on average during the fiscal year, the fund was underweight in financials. Major detractors from performance were stock selection in the energy and materials sectors.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The materials sector performed very poorly, as commodity stocks have been particularly hard hit by forced liquidations of positions by hedge funds. Among the fund's worst-performing holdings were titanium producer RTI International Metals, Inc. (no longer in the portfolio), Century Aluminum Co. and Uranium Resources, Inc. Industrial companies such as Anixter International, Inc. and technology companies such as CommScope, Inc., a manufacturer of fiber optic cable, were hurt by weak demand in a very soft economy.

In this very weak market, some of the most positive decisions were timely sales of positions. This was the case with STEC, Inc., a manufacturer of solid state disk drives that we sold near its peak. Among the few holdings with positive returns were Odyssey Re Holdings Corp., an underwriter of reinsurance; food distributor Nash Finch Co.; and Genesee & Wyoming, Inc., an operator of short-line railroads.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. The small-cap market can be quite volatile because many of these stocks do not trade in great volume, and that volatility often creates opportunities for our contrarian investment philosophy. We seek small-cap companies with positive earnings momentum, positive cash flow and solid balance sheets that are currently priced below what we see as their intrinsic value. The last few months have provided many opportunities to buy strong companies with good long-term prospects at the lowest prices we have seen in many decades, and we have taken advantage of what we regard as incredible bargains. Despite the shockingly bad market conditions we have seen in the last year, our confidence in value investing remains unshaken, and we hope to provide solid results over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/08	11/30/07

Common Stocks	88%	90%
Cash Equivalents	12%	9%
Closed End Investment Companies	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/08	11/30/07

Financials	22%	15%
Industrials	18%	22%
Consumer Staples	12%	8%
Information Technology	11%	12%
Consumer Discretionary	8%	4%
Energy	8%	12%
Utilities	7%	6%
Health Care	7%	10%
Materials	5%	9%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2008 (12.6% of Net Assets)
1. URS Corp. Provider of infrastructure projects involving transportation, pollution control and hazardous waste	1.4%
2. Jack Henry & Associates, Inc. Developer of integrated computer systems	1.3%
3. Nash Finch Co. Owner and operator of supermarkets and warehouse stores	1.3%
4. Regal-Beloit Corp. Manufactures a line of mechanical products that control motion and torque and electrical products	1.3%
5. Genesee & Wyoming, Inc. Operator of short-line and regional freight railroads	1.3%
6. Vector Group Ltd. Manufacturer of cigarettes	1.2%
7. IAMGOLD Corp. Explores and develops mineral properties	1.2%
8. Endurance Specialty Holdings Ltd. Holding company for Endurance Specialty Insurance Ltd., provider of property insurance and reinsurance	1.2%
9. Iowa Telecommunications Services, Inc. Full-service telecommunications provider	1.2%
10. Mettler-Toledo International, Inc. Supplier of related analytical and measurement technologies	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008

	Shares	Value ($)

Common Stocks 87.2%
Consumer Discretionary 7.1%
Diversified Consumer Services 0.5%
Regis Corp.	618,150	6,793,469
Hotels Restaurants & Leisure 1.0%
International Speedway Corp. "A"	544,200	14,121,990
Household Durables 1.0%
Helen of Troy Ltd.*	828,400	12,972,744
Media 0.9%
DreamWorks Animation SKG, Inc. "A"* (a)	527,500	12,185,250
Specialty Retail 2.1%
Aaron Rents, Inc. (a)	541,600	14,314,488
Conn's, Inc.* (a)	2,913	17,944
Penske Automotive Group, Inc. (a)	1,263,586	9,577,982
The Men's Wearhouse, Inc. (a)	441,000	4,692,240
		28,602,654
Textiles, Apparel & Luxury Goods 1.6%
Hanesbrands, Inc.* (a)	892,562	11,531,901
Wolverine World Wide, Inc. (a)	546,308	10,527,355
		22,059,256
Consumer Staples 10.1%
Beverages 1.1%
Central European Distribution Corp.* (a)	621,367	14,689,116
Food & Staples Retailing 3.5%
Nash Finch Co. (a)	394,900	17,715,214
Ruddick Corp. (a)	530,800	14,522,688
Weis Markets, Inc. (a)	476,511	15,067,278
		47,305,180
Food Products 3.8%
Corn Products International, Inc. (a)	370,134	10,141,672
Del Monte Foods Co. (a)	2,090,500	12,375,760
Ralcorp Holdings, Inc.*	221,950	13,885,192
The J.M. Smucker Co.	339,150	15,387,235
		51,789,859
Tobacco 1.7%
Universal Corp. (a)	199,626	6,382,043
Vector Group Ltd. (a)	1,160,119	16,659,309
		23,041,352
Energy 6.9%
Energy Equipment & Services 3.2%
Atwood Oceanics, Inc.*	431,600	7,811,960
Bristow Group, Inc.* (a)	442,400	10,011,512
Oil States International, Inc.* (a)	610,092	13,068,171
Superior Energy Services, Inc.* (a)	716,634	12,075,283
		42,966,926
Oil, Gas & Consumable Fuels 3.7%
Arch Coal, Inc. (a)	713,100	10,967,478
Parallel Petroleum Corp.* (a)	949,950	2,992,342
PetroQuest Energy, Inc.* (a)	1,032,274	7,236,241
Pinnacle Gas Resources, Inc. 144A*	15,000	9,750
St. Mary Land & Exploration Co. (a)	568,341	11,429,338
Stone Energy Corp.* (a)	319,000	5,301,780
Uranium Resources, Inc.*	1,372,150	699,796
Whiting Petroleum Corp.* (a)	305,200	11,689,160
		50,325,885
Financials 18.9%
Capital Markets 0.5%
FBR Capital Markets Corp. 144A*	50,000	250,000
Waddell & Reed Financial, Inc. "A"	521,318	7,006,514
		7,256,514
Commercial Banks 5.2%
Associated Banc-Corp. (a)	613,059	13,321,772
City Holding Co. (a)	22,398	793,337
Columbia Banking System, Inc. (a)	314,096	3,156,665
FirstMerit Corp. (a)	627,100	13,796,200
MB Financial, Inc. (a)	447,436	11,673,605
Prosperity Bancshares, Inc. (a)	378,909	12,507,786
TCF Financial Corp. (a)	873,100	14,580,770
		69,830,135
Diversified Financial Services 0.7%
Financial Federal Corp. (a)	503,200	9,671,504
Insurance 12.4%
Allied World Assurance Co. Holdings Ltd. (a)	279,674	9,889,273
Amerisafe, Inc.*	147,162	2,384,024
Argo Group International Holdings Ltd.*	421,794	13,345,562
Aspen Insurance Holdings Ltd.	385,513	7,105,005
Endurance Specialty Holdings Ltd. (a)	593,800	15,985,096
Hanover Insurance Group, Inc. (a)	349,100	14,075,712
IPC Holdings Ltd. (a)	480,900	13,465,200
Odyssey Re Holdings Corp. (a)	311,150	13,998,638
Platinum Underwriters Holdings Ltd. (a)	429,850	13,209,291
Safety Insurance Group, Inc. (a)	407,428	14,292,574
Selective Insurance Group, Inc. (a)	503,100	11,551,176
StanCorp Financial Group, Inc. (a)	391,400	13,037,534
Tower Group, Inc. (a)	498,900	11,379,909
United Fire & Casualty Co. (a)	544,200	11,640,438
Willis Group Holdings Ltd.	98,681	2,276,571
		167,636,003
Real Estate Investment Trusts 0.1%
CapLease, Inc. (REIT) (a)	623,111	1,302,302
Health Care 6.0%
Health Care Equipment & Supplies 0.1%
Syneron Medical Ltd.* (a)	159,934	1,169,117
Health Care Providers & Services 4.8%
Amedisys, Inc.* (a)	268,261	10,432,670
AmSurg Corp.*	197,500	3,936,175
Centene Corp.* (a)	591,700	10,946,450
Healthspring, Inc.* (a)	993,883	14,500,753
LifePoint Hospitals, Inc.* (a)	707,600	14,194,456
Odyssey HealthCare, Inc.* (a)	347,051	2,835,407
Pediatrix Medical Group, Inc.*	250,463	7,794,409
		64,640,320
Life Sciences Tools & Services 1.1%
PerkinElmer, Inc. (a)	785,150	14,179,809
Industrials 16.2%
Aerospace & Defense 2.6%
CAE, Inc.	929,127	4,645,635
Curtiss-Wright Corp. (a)	443,700	14,819,580
Esterline Technologies Corp.* (a)	407,500	15,040,825
		34,506,040
Commercial Services & Supplies 0.7%
Ennis, Inc.	83,009	844,201
The Brink's Co.	393,418	8,564,710
		9,408,911
Construction & Engineering 2.5%
Chicago Bridge & Iron Co. NV (NY Registered Shares)	12,700	129,159
EMCOR Group, Inc.*	876,000	13,814,520
URS Corp.* (a)	506,700	19,234,332
		33,178,011
Electrical Equipment 2.8%
Baldor Electric Co. (a)	611,300	10,074,224
General Cable Corp.* (a)	297,600	4,913,376
Hubbell, Inc. "B" (a)	191,250	5,718,375
Regal-Beloit Corp. (a)	525,150	17,666,046
		38,372,021
Machinery 4.5%
Barnes Group, Inc. (a)	1,020,291	13,661,696
Blount International, Inc.* (a)	239,290	2,165,575
Gardner Denver, Inc.*	432,642	10,707,890
Joy Global, Inc.	558,300	13,002,807
Kennametal, Inc.	764,436	14,294,953
Mueller Water Products, Inc. "A" (a)	1,045,850	6,442,436
		60,275,357
Professional Services 0.5%
Kelly Services, Inc. "A" (a)	620,650	7,230,572
Road & Rail 1.3%
Genesee & Wyoming, Inc.* (a)	580,250	17,627,995
Trading Companies & Distributors 1.3%
GATX Corp. (a)	496,100	13,965,215
WESCO International, Inc.* (a)	227,300	3,361,767
		17,326,982
Information Technology 9.8%
Communications Equipment 1.4%
Black Box Corp. (a)	67,874	1,661,555
CommScope, Inc.* (a)	609,900	6,885,771
Plantronics, Inc. (a)	852,500	10,835,275
		19,382,601
Electronic Equipment, Instruments & Components 4.2%
Anixter International, Inc.* (a)	478,600	13,113,640
Jabil Circuit, Inc.	2,200,344	14,478,264
Mettler-Toledo International, Inc.*	193,200	15,890,700
Park Electrochemical Corp. (a)	618,882	11,003,722
ScanSource, Inc.* (a)	145,638	2,477,302
		56,963,628
IT Services 1.4%
CACI International, Inc. "A"* (a)	190,129	8,443,629
DST Systems, Inc.* (a)	259,770	9,821,904
		18,265,533
Semiconductors & Semiconductor Equipment 0.3%
MKS Instruments, Inc.* (a)	302,854	4,333,841
Software 2.5%
Jack Henry & Associates, Inc. (a)	973,200	17,916,612
Sybase, Inc.* (a)	636,150	15,674,736
		33,591,348
Materials 4.0%
Metals & Mining
Century Aluminum Co.* (a)	546,400	4,453,160
IAMGOLD Corp.	3,417,965	16,064,435
Pan American Silver Corp.* (a)	1,099,450	15,568,212
Reliance Steel & Aluminum Co. (a)	653,717	13,479,645
Worthington Industries, Inc. (a)	342,363	4,546,581
		54,112,033
Telecommunication Services 2.1%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc. (a)	1,281,500	12,430,550
Iowa Telecommunications Services, Inc. (a)	1,042,800	15,944,412
		28,374,962
Utilities 6.1%
Electric Utilities 2.6%
ALLETE, Inc.	377,067	12,903,233
IDACORP, Inc. (a)	438,211	13,321,614
NV Energy, Inc.	973,267	9,226,571
		35,451,418
Gas Utilities 0.4%
Suburban Propane Partners LP (a)	164,979	4,908,125
Multi-Utilities 3.1%
CMS Energy Corp. (a)	41,650	423,164
Integrys Energy Group, Inc. (a)	307,909	13,603,420
TECO Energy, Inc. (a)	1,021,353	13,277,589
Vectren Corp. (a)	526,300	14,820,608
		42,124,781
Total Common Stocks (Cost $1,478,764,294)		1,177,973,544

Securities Lending Collateral 27.6%
Daily Assets Fund Institutional, 2.31% (b) (c) (Cost $372,257,961)	372,257,961	372,257,961

Cash Equivalents 12.0%
Cash Management QP Trust, 2.01% (b) (Cost $161,106,952)	161,106,952	161,106,952
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,012,129,207)+	126.8	1,711,338,457
Other Assets and Liabilities, Net	(26.8)	(361,527,799)
Net Assets	100.0	1,349,810,658
* Non-income producing security.
+ The cost for federal income tax purposes was $2,020,837,857. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $309,499,400. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $67,111,814 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $376,611,214.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements) amounting to $377,128,364. In addition, included in other assets and liabilities, net are pending sales, amounting to $3,244,433 that are also on loan. The value of all securities loaned at November 30, 2008 amounted to $380,372,797, which is 28.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents a portion of collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 1,550,231,505
Level 2	161,106,952
Level 3	—
Total	$ 1,711,338,457

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at November 30, 2008:

Investments in Securities
Balance as of December 1, 2007	$ 129,600
Total realized gain (loss)	(982,801)
Change in unrealized appreciation (depreciation)	950,400
Amortization Premium/Discount	—
Net purchases (sales)	(97,199)
Net transfers in (out) of Level 3	—
Balance as of November 30, 2008	$ —

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008
Assets
Investments: Investments in securities, at value (cost $1,478,764,294) — including $377,128,364 of securities loaned	$ 1,177,973,544
Investment in Daily Assets Fund Institutional (cost $372,257,961)*	372,257,961
Investment in Cash Management QP Trust (cost $161,106,952)	161,106,952
Total investments at value (cost $2,012,129,207)	1,711,338,457
Cash collateral on securities loaned	11,172,850
Receivable for investments sold	105,369,663
Dividends receivable	2,837,788
Interest receivable	780,213
Receivable for Fund shares sold	3,842,388
Other assets	93,395
Total assets	1,835,434,754
Liabilities
Cash overdraft	2,587,345
Payable for investments purchased	94,408,139
Payable upon return of securities loaned	383,430,811
Payable for Fund shares redeemed	2,687,661
Accrued management fee	768,248
Other accrued expenses and payables	1,741,892
Total liabilities	485,624,096
Net assets, at value	$ 1,349,810,658
Net Assets Consist of
Undistributed net investment income	8,749,566
Net unrealized appreciation (depreciation) on investments	(300,790,750)
Accumulated net realized gain (loss)	(169,994,421)
Paid-in capital	1,811,846,263
Net assets, at value	$ 1,349,810,658
* Represents a portion of collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($829,089,785 ÷ 36,126,451 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 22.95
Maximum offering price per share (100 ÷ 94.25 of $22.95)	$ 24.35

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,701,610 ÷ 1,577,894 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 20.72

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($119,533,635 ÷ 5,671,952 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 21.07
Class S Net Asset Value, offering and redemption price(a) per share ($190,296,859 ÷ 8,197,483 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 23.21
Institutional Class Net Asset Value, offering and redemption price(a) per share ($178,188,769 ÷ 7,619,077 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 23.39
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $35,525)	$ 27,517,109
Interest — Cash Management QP Trust	3,756,114
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,155,790
Total Income	34,429,013
Expenses: Management fee	12,885,058
Services to shareholders	4,101,587
Distribution and service fees	5,472,204
Custodian fee	57,848
Professional fees	118,655
Directors' fees and expenses	167,752
Reports to shareholders and shareholder meeting	1,411,385
Registration fees	155,777
Other	94,901
Total expenses before expense reductions	24,465,167
Expense reductions	(104,374)
Total expenses after expense reductions	24,360,793
Net investment income (loss)	10,068,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments — Unaffiliated issuers	(174,915,451)
Investments — Affiliated issuers	6,652,852
Foreign currency	475
(168,262,124)
Change in net unrealized appreciation (depreciation) on investments	(534,853,876)
Net gain (loss)	(703,116,000)
Net increase (decrease) in net assets resulting from operations	$ (693,047,780)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2008	2007
Operations: Net investment income (loss)	$ 10,068,220	$ 6,602,032
Net realized gain (loss)	(168,262,124)	229,762,235
Change in net unrealized appreciation (depreciation)	(534,853,876)	(179,896,628)
Net increase (decrease) in net assets resulting from operations	(693,047,780)	56,467,639
Distributions to shareholders from: Net investment income: Class A	(12,859,637)	—
Class B	(106,385)	—
Class C	(458,760)	—
Class S	(2,167,104)	(110,064)
Institutional Class	(1,561,901)	(145,285)
Net realized gains: Class A	(142,209,411)	(64,992,461)
Class B	(9,956,508)	(6,561,222)
Class C	(26,935,921)	(15,492,464)
Class S	(21,961,095)	(8,175,029)
Institutional Class	(13,006,344)	(6,178,505)
Total distributions	(231,223,066)	(101,655,030)
Fund share transactions: Proceeds from shares sold	700,113,688	791,477,692
Reinvestment of distributions	191,534,640	81,984,950
Cost of shares redeemed	(701,270,068)	(600,584,469)
Redemption fees	43,216	35,505
Net increase (decrease) in net assets from Fund share transactions	190,421,476	272,913,678
Increase (decrease) in net assets	(733,849,370)	227,726,287
Net assets at beginning of period	2,083,660,028	1,855,933,741
Net assets at end of period (including undistributed net investment income of $8,749,566 and $16,214,365, respectively)	$ 1,349,810,658	$ 2,083,660,028

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 39.01	$ 40.05	$ 35.36	$ 31.98	$ 25.27
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.16	.13	.17	.09
Net realized and unrealized gain (loss)	(11.92)	.91	8.09	3.50	6.79
Total from investment operations	(11.73)	1.07	8.22	3.67	6.88
Less distributions from: Net investment income	(.36)	—	(.39)	—	(.17)
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)	—
Total distributions	(4.33)	(2.11)	(3.53)	(.29)	(.17)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 22.95	$ 39.01	$ 40.05	$ 35.36	$ 31.98
Total Return (%)[b]	(33.57)[c]	2.79	25.45	11.55	27.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	829	1,405	1,206	703	579
Ratio of expenses before expense reductions (%)	1.31	1.20	1.19	1.27	1.29
Ratio of expenses after expense reductions (%)	1.30	1.20	1.19	1.27	1.29
Ratio of net investment income (loss) (%)	.61	.42	.39	.52	.35
Portfolio turnover rate (%)	62	60	48	67	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended November 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 35.59	$ 37.03	$ 32.84	$ 30.01	$ 23.76
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.10)	(.13)	(.09)	(.12)
Net realized and unrealized gain (loss)	(10.83)	.77	7.46	3.21	6.37
Total from investment operations	(10.86)	.67	7.33	3.12	6.25
Less distributions from: Net investment income	(.04)	—	—	—	—
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)	—
Total distributions	(4.01)	(2.11)	(3.14)	(.29)	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 20.72	$ 35.59	$ 37.03	$ 32.84	$ 30.01
Total Return (%)[b]	(34.10)[c]	1.92	24.39	10.50	26.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	92	117	109	125
Ratio of expenses before expense reductions (%)	2.14	2.02	2.06	2.19	2.16
Ratio of expenses after expense reductions (%)	2.14	2.02	2.06	2.19	2.16
Ratio of net investment income (loss) (%)	(.23)	(.40)	(.48)	(.40)	(.52)
Portfolio turnover rate (%)	62	60	48	67	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended November 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 36.11	$ 37.51	$ 33.19	$ 30.28	$ 23.94
Income (loss) from investment operations: Net investment income (loss)[a]	(.00)*	(.08)	(.09)	(.05)	(.09)
Net realized and unrealized gain (loss)	(11.00)	.79	7.55	3.25	6.43
Total from investment operations	(11.00)	.71	7.46	3.20	6.34
Less distributions from: Net investment income	(.07)	—	—	—	—
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)	—
Total distributions	(4.04)	(2.11)	(3.14)	(.29)	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 21.07	$ 36.11	$ 37.51	$ 33.19	$ 30.28
Total Return (%)[b]	(34.03)[c]	2.00	24.54	10.64	26.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	249	270	152	106
Ratio of expenses before expense reductions (%)	2.03	1.95	1.93	2.05	2.04
Ratio of expenses after expense reductions (%)	2.03	1.95	1.93	2.05	2.04
Ratio of net investment income (loss) (%)	(.11)	(.33)	(.35)	(.26)	(.40)
Portfolio turnover rate (%)	62	60	48	67	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended November 30,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 39.39	$ 40.37	$ 35.44	$ 33.09
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.21	.23	.25
Net realized and unrealized gain (loss)	(12.05)	.94	8.14	2.39
Total from investment operations	(11.81)	1.15	8.37	2.64
Less distributions from: Net investment income	(.40)	(.02)	(.30)	—
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)
Total distributions	(4.37)	(2.13)	(3.44)	(.29)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 23.21	$ 39.39	$ 40.37	$ 35.44
Total Return (%)	(33.44)[c]	2.99	25.84	8.05**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	190	216	154	4
Ratio of expenses before expense reductions (%)	1.14	1.05	.89	.98*
Ratio of expenses after expense reductions (%)	1.14	1.05	.89	.98*
Ratio of net investment income (loss) (%)	.78	.56	.69	.97*
Portfolio turnover rate (%)	62	60	48	67
[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 39.64	$ 40.58	$ 35.61	$ 32.10	$ 25.31
Income (loss) from investment operations: Net investment income (loss)[a]	.32	.28	.25	.27	.20
Net realized and unrealized gain (loss)	(12.12)	.93	8.18	3.53	6.81
Total from investment operations	(11.80)	1.21	8.43	3.80	7.01
Less distributions from: Net investment income	(.48)	(.04)	(.32)	—	(.22)
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)	—
Total distributions	(4.45)	(2.15)	(3.46)	(.29)	(.22)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 23.39	$ 39.64	$ 40.58	$ 35.61	$ 32.10
Total Return (%)	(33.29)[b]	3.14	25.88	11.91	27.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	178	123	109	34	15
Ratio of expenses before expense reductions (%)	.89	.86	.85	.95	.88
Ratio of expenses after expense reductions (%)	.88	.86	.85	.95	.88
Ratio of net investment income (loss) (%)	1.03	.75	.73	.84	.76
Portfolio turnover rate (%)	62	60	48	67	64
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Effective January 6, 2009, the Fund will re-open for investment to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $11,166,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through November 30, 2008, the Fund incurred approximately $150,038,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and passive foreign investment companies. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 8,242,176
Capital loss carryforwards	$ (11,166,000)
Net unrealized appreciation (depreciation) on investments	$ (309,499,400)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2008	2007
Distribution from ordinary income*	$ 58,298,468	$ 19,850,048
Distributions from capital gains	$ 172,924,598	$ 81,804,982
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $1,036,358,085 and $1,035,103,348, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

For the year ended November 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2008
Class A	$ 1,695,889	$ 363,580
Class B	154,552	35,924
Class C	243,075	50,015
Class S	331,813	72,874
Institutional Class	21,387	7,505
	$ 2,446,716	$ 529,898

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2008
Class B	$ 462,297	$ 20,469
Class C	1,436,193	66,904
	$ 1,898,490	$ 87,373

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2008	Annual Effective Rate
Class A	$ 2,934,527	$ 315,040.25%
Class B	153,062	13,738.25%
Class C	486,125	34,043.25%
	$ 3,573,714	$ 362,821

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2008, aggregated $19,305.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2008, the CDSC for Class B and C shares aggregated $143,056 and $10,138, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2008, DIDI received $1,782 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $23,893, of which $11,856 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended November 30, 2008, the Fund paid its allocated portion of the retirement benefit of $91,419 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended November 30, 2008, the Advisor agreed to reimburse the Fund $1,895, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2008, the custodian fee was reduced by $953 and $10,107, respectively, for custodian and transfer agent credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended November 30, 2008 with companies which were affiliates is as follows:

Affiliate	Value ($) at 11/30/2007	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Shares at 11/30/2008	Value ($) at 11/30/2008
STEC Inc.*	25,759,548	147,003	33,711,794	12,153,158	—	—	—
Sterling Construction Co., Inc.*	14,745,878	829,484	8,679,492	(5,500,306)	—	—	—
	40,505,426	976,487	42,391,286	6,652,852	—	—	—
* Not an affiliate at November 30, 2008

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2008		Year Ended November 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,941,341	$ 344,060,843	14,564,983	$ 571,165,526
Class B	66,240	1,909,292	153,749	5,510,008
Class C	455,247	13,609,360	1,072,206	38,718,980
Class S	4,534,494	134,921,556	2,281,823	90,572,633
Institutional Class	6,502,297	205,612,637	2,162,005	85,510,545
		$ 700,113,688		$ 791,477,692
Shares issued to shareholders in reinvestment of distributions
Class A	3,848,091	$ 130,678,736	1,426,209	$ 53,865,875
Class B	292,438	9,048,161	169,272	5,879,114
Class C	610,008	19,161,840	302,726	10,663,129
Class S	694,815	23,819,363	216,346	8,244,708
Institutional Class	256,263	8,826,540	86,929	3,332,124
		$ 191,534,640		$ 81,984,950
Shares redeemed
Class A	(14,680,057)	$ (453,633,663)	(10,082,606)	$ (396,802,847)
Class B	(1,355,111)	(39,267,100)	(898,564)	(32,521,458)
Class C	(2,279,516)	(65,664,416)	(1,690,191)	(61,912,893)
Class S	(2,508,171)	(75,457,819)	(832,918)	(33,014,936)
Institutional Class	(2,236,799)	(67,247,070)	(1,846,366)	(76,332,335)
		$ (701,270,068)		$ (600,584,469)
Redemption fees		$ 43,216		$ 35,505
Net increase (decrease)
Class A	109,375	$ 21,136,380	5,908,586	$ 228,256,223
Class B	(996,433)	(28,309,287)	(575,543)	(21,131,788)
Class C	(1,214,261)	(32,888,384)	(315,259)	(12,529,999)
Class S	2,721,138	83,286,898	1,665,251	65,805,822
Institutional Class	4,521,761	147,195,869	402,568	12,513,420
		$ 190,421,476		$ 272,913,678

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Small Cap Value Fund, one of a series of DWS Value Series, Inc. (the "Corporation"), including the investment portfolio, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Small Cap Value Fund at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 23, 2009

Tax Information (Unaudited)

The Fund paid distributions of $3.20 per share from net long-term capital gains during its year ended November 30, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2008 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $29,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Dreman Value Management L.L.C. ("DVM") in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DVM provide portfolio management services to the Fund and that DIMA also provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and DVM to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and DVM. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and DVM historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board also considered the estimated profitability of DVM based on revenues and expenses provided by DVM and concluded that the estimated profitability realized by DVM in connection with the management of the Fund was not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and DVM and their affiliates, including any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and DVM related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and DVM related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund and its shareholders. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of November 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSSX	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-762	23338F-754
Fund Number	088	288	388	2389	545

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2008, DWS Dreman Small Cap Value Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN SMALL CAP VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$59,125	$0	$8,062	$0
2007	$54,687	$0	$7,457	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$8,062	$382,000	$1,324,733	$1,714,795
2007	$7,457	$486,614	$1,215,526	$1,709,597

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                                      January 28, 2009